Item 1: Report to Shareholders

Global Stock Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Foreign stocks outpaced U.S. equities over the 6- and 12-month periods ended April 30, 2005. Performance was strong despite a pullback during the past two months as rising oil prices and interest rates led to caution among investors. Emerging markets were the star performers during the past six months and year, but European stocks also did well in both periods. Japan’s results were respectable in the six-month period but lackluster for the entire year.

Your fund continued to gain ground during the six months ended April 30, 2005, falling short of the results for the unmanaged MSCI World Index but surpassing the Lipper Global Funds Average, as shown in the table. The fund’s return trailed the MSCI benchmark for the 12-month period but again outpaced the average return for the Lipper group of similar funds. The fund’s lagging performance versus the MSCI index was primarily due to weakness in sector allocation, which offset strength in stock selection. Specifically, our overweighting in the consumer discretionary and technology sectors and underweighting in the strong energy and utilities sectors restrained relative performance.

PERFORMANCE COMPARISON

Periods Ended 4/30/05	6 Months	12 Months
Global Stock Fund	4.86%	8.43%
MSCI World Index	5.96	10.93
Lipper Global Large-Cap
Growth Funds Average	3.41	5.86
Please see the fund’s quarter-end returns following this letter.

MARKET REVIEW

Despite weakness in March and April, global stocks performed solidly during the past six months. Higher oil prices, fears of global inflation, and rising bond yields triggered the late-period sell-off. Emerging markets continued to lead the way, although they suffered the most during the correction as risk-averse investors redirected their assets to less volatile regions.

Among the developed markets, Japan lagged once again because of the strong yen and a pause in the country’s economic recovery. Japan’s economy remains dependent on global consumers as domestic demand is still fragile. Europe performed solidly, notwithstanding the sluggish economic environment in Germany and France. Returns in the U.S. were modest overall, with value stocks outpacing growth shares across market caps.

Sector leaders during the period included energy and consumer staples. Higher oil prices and improved investor sentiment drove energy stocks, while food and tobacco stocks were particularly strong in the consumer staples segment. Utilities shares were also outstanding performers as investors sought defensive issues with relatively high dividend yields. Pharmaceuticals did well, but the information technology (IT) sector was a major disappointment, largely due to weakness in the semiconductor and Internet industries. Poor global demand, input prices, and falling capacity utilization in the semiconductor industry were primarily responsible for disappointing results in the group.

MARKET PERFORMANCE

Six Months	Local	Local Currency	U.S.
Ended 4/30/05	Currency	vs. U.S. Dollars	Dollars
France	5.97%	1.49%	7.55%
Germany	5.75	1.49	7.32
Hong Kong	11.63	-0.16	11.45
Italy	10.77	1.49	12.42
Japan	3.61	1.22	4.87
Mexico	6.78	4.00	11.06
Netherlands	7.52	1.49	9.11
Norway	13.59	1.56	15.36
Switzerland	11.11	0.92	12.13
United Kingdom	5.77	4.24	10.25
United States	3.66	–	3.66
Source: RIMES Online, using MSCI indices.

PORTFOLIO PERFORMANCE AND STRATEGY

During the past six months, stock selection in several key areas enhanced both absolute and relative results. Our position in U.S. HMO operator WellPoint was particularly beneficial despite a decrease in quarterly earnings because of charges related to its acquisition by Anthem during the period. The company’s earnings guidance came in at the high end of estimates. Another U.S. health care stock, UnitedHealth Group, reported solid quarterly earnings, which grew more than 30% for the 21st consecutive quarter. The company reported strong results across all of its business segments. Both firms are market leaders in their sector, beneficiaries of moderating cost trends. (Please refer to our detailed list of holdings and the amount of the portfolio each represents.)

Other major contributors included Spanish retail fashion leader Cortefiel and energy powerhouse Exxon Mobil, which advanced because of persistently high oil prices during the past six months. Search engine Google was another strong contributor, thanks to climbing revenues and earnings from online advertising. Another U.S. stock, Corning, benefited from ongoing strength in telecom equipment, liquid crystal display technology, and flat panel screens. U.S. biotechnology stock Genentech also enhanced fund results after the company announced that its cancer drug, Avastin, slowed the progression of breast cancer. The good news followed recent success in the drug’s effect on lung cancer, leading to speculation that it could work for other cancers as well.

GEOGRAPHIC DIVERSIFICATION

	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	10/31/04	4/30/05
United States	53.6%	54.1%
Europe	30.4	21.6
Japan	9.6	8.8
Latin America	1.9	5.5
Pacific Rim	4.3	5.2
Other	0.2	4.8
Total	100.0%	100.0%

Not all stocks were positive contributors. Among those that did not work were Ireland’s Elan, which suspended the marketing of Tysabri, the company’s projected multibillion-dollar multiple sclerosis drug, in February. The drug was linked to a rare, potentially fatal disease that affects the central nervous system. The condition was confirmed in two patients who used the medication for two years, and a third case was confirmed in March, sending the shares down further. As a result, we eliminated Elan from the portfolio. U.S. computer giant Dell—our major holding—was flat for the quarter. Dell’s revenues were impressive but slightly less than analysts’ high expectations, and share prices declined as the company’s forecast for the next quarter disappointed analysts. U.S. retailer Wal-Mart was also lackluster over the period, and shares of slot machine game company International Game Technology lagged due to concerns about sustainable growth, replacement cycles, and regulation.

As mentioned, sector allocation was slightly negative, and country weightings were neutral. Our primary strength came from good results in Canada, where both stock selection and an overweighting in telecom services stocks Rogers Communication and TELUS were helpful. Overweighting Spain was also beneficial, as was stock selection there, particularly specialty retailers Aldeasa and previously mentioned Cortefiel. Overweighting Greece enhanced relative results, but stock selection in Japanese technology and financials holdings (Mitsubishi Tokyo Financial, Sumitomo Mitsui Financial and Resona Holdings) trimmed performance on a relative basis. Resona specializes in lending to individuals and small and medium-sized companies. The bank had been troubled by bad loans, but a government bailout has boosted our outlook for the company. Merger activity among Japanese banks should increase following a general restructuring, and companies like Resona have good exposure to a domestic recovery. Overweighting Ireland, especially Elan, was a negative. The U.K., where we were overweight, also lagged.

SECTOR DIVERSIFICATION

	Percent of Net Assets
10/31/04		4/30/05
Financials	24.2%	24.6%
Information Technology	14.7	21.0
Consumer Discretionary	21.1	14.8
Health Care	11.1	10.7
Energy	5.3	9.5
Telecommunications Services	3.3	8.0
Industrials and Business Services	9.7	6.6
Consumer Staples	6.0	3.3
Utilities	1.0	1.1
Materials	2.4	0.0
Other and Reserves	1.2	0.4
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

It is worth noting that some of the world’s fastest-growing companies are located outside the U.S., and many large U.S. companies are realizing much of their growth from operations overseas. Investing globally presents investors with a broader range of choices. Your fund offers the opportunity to own the shares of companies with the greatest growth potential wherever they are based. In addition, global investing tempers volatility to a great extent since global equities markets are not necessarily synchronized; in other words, an up market in one region can counter the negative impact of a down market elsewhere. Events in other countries have a greater impact on the U.S than they did in the past. In short, globalization has changed the investment landscape for everyone, and the fund’s global diversification provides one way to participate in growth opportunities not only in the U.S., but anywhere else we find them.

INVESTMENT OUTLOOK

Company balance sheets are strong and we expect earnings to rise, although at a more measured rate than in 2004. Several factors are creating slightly greater risk than in the recent past, however. Low bond yields have supported stock prices for some time, but shorter-term yields have been rising in the U.S., and risk premiums could go up if the Federal Reserve decides to tighten monetary policy beyond the measured pace it has so far adopted. The price of oil remains elevated, and the dollar is still weak. That said, growth stocks tend to do best when the economy is growing steadily, and large-caps normally do better than small-caps in this environment. If this scenario unfolds as we expect, our large-cap growth bias should position the portfolio well in coming months.

The outlook for European profits remains largely positive. With European equities currently trading at attractive earnings multiples, we believe the downside risk for stocks in this arena is limited. In addition, the balance sheet restructuring that has been taking place is leading to healthy cash generation. We continue to be troubled by the strong euro versus the dollar and stubbornly high oil prices. Both have affected consumer confidence, but these issues should be mitigated to some extent.

Japan’s economy should regain momentum in the second half of 2005, underpinned by an uplift in consumer spending. The risks here are the same as for Europe, namely, high oil prices, rising U.S. interest rates, and the weak dollar—as well as an upward trend in raw materials prices. We believe, however, that resilient domestic consumer demand will overcome the negatives.

Emerging markets continue to look healthy to us. Recent stock market declines were driven by the same issues discussed in regard to Europe and Japan. While ensuing risk aversion on the part of investors has prompted caution, we believe domestic demand is now driving growth in emerging markets, which are increasingly less dependent on global trade factors. In addition, political and economic stability is improving in these regions.

Worker productivity is strong, which bodes well for the overall strength of the global economy. Inflation remains benign, particularly within the developed markets. Profits are modestly increasing, and stock valuations are relatively attractive. Liquidity among countries and companies is good, and interest rates are still low in historical terms. For these reasons, we are optimistic about the prospects for global equities markets.

Respectfully submitted,

Robert N. Gensler

Chairman of the fund’s Investment Advisory Committee

May 20, 2005

CHANGE IN MANAGEMENT

Effective April 1, 2005, Robert N. Gensler assumed the role of chairman of the Global Stock Fund’s Investment Advisory Committee, serving as the fund’s lead portfolio manager. As an analyst and portfolio manager of both the Global Technology and Media & Telecommunications Funds, Rob has done an outstanding job as a global investor. Prior to joining the firm in 1993, Rob was employed by Salomon Brothers. He worked for five years as a vice president in that firm’s Equity Division and as an analyst in its Equity Risk Arbitrage Department. He held the same position at Smith New Court, where he was employed for one year. Rob earned a B.S. degree in Economics from the Wharton School, University of Pennsylvania, and an M.B.A. from Stanford University, Graduate School of Business. He has also studied at the London School of Economics.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

MSCI USA Index: A capitalization-weighted index of stocks based in the United States.

Price/earnings (P/E) ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
4/30/05

Dell, United States	4.0%
America Movil, Mexico	4.0
Citigroup, United States	2.7
GE, United States	2.1
Google, United States	1.9
WellPoint, United States	1.9
UBS, Switzerland	1.8
Schlumberger, United States	1.7
Banco Bilbao Vizcaya Argenta, Spain	1.5
WellChoice, United States	1.5
Samsung Electronics, South Korea	1.5
UnitedHealth Group, United States	1.4
Intel, United States	1.3
Royal Bank of Scotland, United Kingdom	1.3
Corning, United States	1.3
Open Solutions, United States	1.2
Microsoft, United States	1.2
Carnival, United States	1.2
Wal-Mart, United States	1.1
Activision, United States	1.1
State Street, United States	1.1
Texas Instruments, United States	1.1
Danaher, United States	1.1
Genworth Financial, United States	1.1
Franklin Resources, United States	1.1
Total	41.2%

Note: Table excludes investments in collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

			Since
			Inception
Periods Ended 4/30/05	1 Year	5 Years	12/29/95
Global Stock Fund	8.43%	-2.70%	6.89%
MSCI World Index	10.93	-2.04	6.57
Lipper Global Large-Cap
Growth Funds Average	5.86	-7.27	5.11
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE GLOBAL STOCK FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05

Actual	$1,000.00	$1,048.60	$6.10

Hypothetical (assumes 5%
return before expenses)	1,000.00	1,018.84	6.01

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.20%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fis-
cal half year (181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

			Since
			Inception
Periods Ended 3/31/05	1 Year	5 Years	12/29/95

Global Stock Fund	7.67%	-3.14%	7.17%
MSCI World Index	11.07	-2.46	6.88
Lipper Global Large-Cap Growth Funds Average *	5.01	-8.19	5.45

* Benchmark since-inception data are for the time period 12/31/95 – 3/31/05.
Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance informa-
tion, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of a
2% redemption fee on shares held for three months or less. If it did, the performance would be lower.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should con-
sider both short- and long-term returns.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

		6 Months	Year
		Ended	Ended
		4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
	NET ASSET VALUE
	Beginning of period	$14.57	$13.07	$10.90	$12.96	$18.04	$16.77

	Investment activities
	Net investment
	income (loss)	0.06*	0.03*	0.05*	0.02*	0.14*	0.02*
	Net realized and
	unrealized gain (loss)	0.65	1.52	2.15	(1.96)	(4.41)	1.80

	Total from
	investment activities	0.71	1.55	2.20	(1.94)	(4.27)	1.82

	Distributions
	Net investment income	(0.08)	(0.04)	(0.03)	(0.12)	(0.02)	(0.06)
	Net realized gain	–	(0.01)	–	–	(0.79)	(0.49)

	Total distributions	(0.08)	(0.05)	(0.03)	(0.12)	(0.81)	(0.55)

	NET ASSET VALUE
	End of period	$15.20	$14.57	$13.07	$10.90	$12.96	$18.04

	Ratios/Supplemental Data
	Total return^	4.86%*	11.89%*	20.24%*	(15.15)%*	(24.69)%*	10.98%*
	Ratio of total expenses to
	average net assets	1.20%*†	1.20%*	1.20%*	1.20%*	1.20%*	1.20%*
	Ratio of net investment
	income (loss) to average
	net assets	0.80%*†	0.22%*	0.42%*	0.20%*	0.89%*	0.15%*
	Portfolio turnover rate	152.2%†	72.3%	38.7%	48.4%	52.3%	71.5%
	Net assets,
	end of period
	(in thousands)	$82,384	$77,258	$74,725	$62,735	$73,325	$ 107,459

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period,
	assuming reinvestment of all distributions and payment of no redemption on account fees.
*	Excludes expenses in excess of a 1.20% contractual expense limitation in effect through 2/28/06.
†	Annualized
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited	April 30, 2005

PORTFOLIO OF INVESTMENTS (1)++	Shares	Value

(Cost and value in $ 000s)
BERMUDA 0.6%
Common Stocks 0.6%
Central European Media Enterprises (USD) *	10,000	460
Total Bermuda (Cost $449)		460

BRAZIL 1.0%
Common Stocks 1.0%
Petroleo Brasileiro ADR (USD)	23,000	845
Total Brazil (Cost $650)		845

CANADA 2.1%
Common Stocks 2.1%
Research In Motion (USD) *	7,000	451
Rogers Communications, Class B (USD)	30,000	863
Telus (Non-voting shares) (USD)	14,000	417
Total Canada (Cost $1,630)		1,731

DENMARK 1.0%
Common Stocks 1.0%
Novo Nordisk, Series B	16,000	810
Total Denmark (Cost $701)		810

EGYPT 1.1%
Common Stocks 1.1%
Orascom Telecom GDR (USD) *	21,000	865
Total Egypt (Cost $789)		865

FRANCE 3.1%
Common Stocks 3.1%
AXA §	29,500	730
Neopost	5,116	429
Total §	4,000	891
Zodiac	11,000	536
Total France (Cost $1,767)		2,586

GERMANY 1.0%
Common Stocks 1.0%
Hypo Real Estate Holding *	20,000	834
Total Germany (Cost $596)		834

GREECE 1.0%
Common Stocks 1.0%
National Bank of Greece	25,700	864
Total Greece (Cost $818)		864

INDIA 2.7%
Common Stocks 2.7%
Balaji Telefilms	110,000	255
I-Flex Solutions	30,000	415
Infosys Technologies	19,000	828
Kotak Mahindra Finance	42,000	290
National Thermal Power	212,400	402
Total India (Cost $2,127)		2,190

IRELAND 1.0%
Common Stocks 1.0%
Anglo Irish Bank	74,000	858
Total Ireland (Cost $907)		858

ITALY 1.8%
Common Stocks 1.8%
Eni SPA	32,000	807
Mediobanca	41,000	678
Total Italy (Cost $1,242)		1,485

JAPAN 8.8%
Common Stocks 8.8%
Benesse §	14,000	456
Credit Saison §	13,000	446
HOYA	8,000	839
Japan Tobacco	34	439
Mitsubishi Tokyo Financial	100	870
Nissan	60,000	594
Resona Holdings *	410,000	776
Sega Sammy Holdings	7,300	427
Shimano	14,000	466
Sumitomo Mitsui Financial §	130	842
Toyota Motor	17,000	620
USS §	5,500	436
Total Japan (Cost $7,037)		7,211

MEXICO 4.5%
Common Stocks 4.5%
America Movil ADR, Series L (USD)	66,000	3,277
Wal-Mart de Mexico, Series V	120,000	444
Total Mexico (Cost $3,530)		3,721

NORWAY 2.0%
Common Stocks 2.0%
Norsk Hydro	10,000	792
Statoil ASA §	48,000	850
Total Norway (Cost $1,660)		1,642

SINGAPORE 1.0%
Common Stocks 1.0%
Goodpack	525,000	431
Yellow Pages *	400,000	411
Total Singapore (Cost $793)		842

SOUTH KOREA 1.5%
Preferred Stocks 1.5%
Samsung Electronics	4,000	1,208
Total South Korea (Cost $1,308)		1,208

SPAIN 3.1%
Common Stocks 3.1%
Banco Bilbao Vizcaya Argenta §	80,000	1,244
Cortefiel	45,000	829
Enagas	30,000	476
Total Spain (Cost $2,211)		2,549

SWITZERLAND 3.3%
Common Stocks 3.3%
Credit Suisse Group * §	20,000	846
Phonak Holding	13,000	455
UBS §	18,000	1,449
Total Switzerland (Cost $2,320)		2,750

TURKEY 1.0%
Common Stocks 1.0%
Turkiye Is Bankasi	165,000	839
Total Turkey (Cost $888)		839

UNITED KINGDOM 4.3%
Common Stocks 4.3%
British Sky Broadcasting	60,000	622
Capita Group	74,300	536
GlaxoSmithKline	34,000	858
Royal Bank of Scotland	35,000	1,059
Signet Group	220,000	427
Total United Kingdom (Cost $2,967)		3,502

UNITED STATES 53.7%
Common Stocks 53.7%
Activision *	65,000	940
American Express	15,000	791
Amgen *	14,000	815
Analog Devices	18,000	614
Carnival	20,000	978
Citigroup	47,000	2,207
Comcast, Class A *	26,000	825
Corning *	75,000	1,031
Crown Castle International *	38,000	613
Danaher	18,000	911
Dell *	95,000	3,309
eBay *	15,000	476
ExxonMobil	14,000	798
Franklin Resources	13,000	893
GE	47,000	1,701
Genentech *	10,000	709
Genworth Financial, Class A	32,000	894
Gilead Sciences *	20,000	742
Gillette	9,000	465
Google, Class A *	7,000	1,540
Grant Prideco *	27,000	598
Home Depot	16,000	566
Intel	46,000	1,082
Juniper Networks *	20,000	452
Kohl's *	8,600	409
Marriott, Class A	7,000	439
Merrill Lynch	15,000	809
Microsoft	40,000	1,012
Murphy Oil	10,000	891
Nextel Partners, Class A *	21,000	494
Open Solutions *	55,000	1,028
Oracle *	36,400	421
Ross Stores	16,000	428
Schlumberger	20,000	1,368
SLM Corporation	13,000	619
Sprint	40,000	890
State Street	20,000	925
Sysco	13,000	450
Target	19,000	882
Texas Instruments	37,000	924
Time Warner *	48,000	807
Tyco International	27,000	845
UnitedHealth Group	12,000	1,134
Wal-Mart	20,000	943
WellChoice *	22,000	1,236
WellPoint *	12,000	1,533
Willis Group Holdings	15,000	502
Wyeth	12,000	539
Yahoo! *	23,000	794
Total United States (Cost $39,089)		44,272

SHORT-TERM INVESTMENTS 0.0%
Money Market Funds 0.0%
T. Rowe Price Reserve Investment Fund, 2.93% #†	1,000	1
Total Short-Term Investments (Cost $1)		1

SECURITIES LENDING COLLATERAL 6.2%
Money Market Pooled Account 6.2%
Investment in money market pooled account managed by JP
Morgan Chase Bank, London, 2.902% #	5,078,579	5,079
Total Securities Lending Collateral (Cost $5,079)		5,079

Total Investments in Securities
105.8% of Net Assets (Cost $78,559)		$87,144

(1)	Denominated in currency of country of	†	Affiliated company – See Note 4
	incorporation unless otherwise noted	ADR	American Depository Receipts
#	Seven-day yield	GDR	Global Depository Receipts
*	Non-income producing	USD	U.S. dollar
§	All or a portion of this security is on loan at
April 30, 2005 – See Note 2
++	At April 30, 2005, a substantial number of the
fund’s international securities were valued
by the T. Rowe Price Valuation Committee,
established by the fund’s Board of
Directors. See Note 1

The accompanying notes are an integral part of these financial statements.

Unaudited	April 30, 2005

STATEMENT OF ASSETS AND LIABILITIES

(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $1)	$1
Non-affiliated companies (cost $78,558)	87,143

Total investments in securities	87,144
Dividends receivable	105
Receivable for investment securities sold	2,747
Receivable for shares sold	54
Other assets	1,182

Total assets	91,232

Liabilities
Investment management fees payable	42
Payable for investment securities purchased	2,384
Payable for shares redeemed	22
Obligation to return securities lending collateral	5,079
Due to affiliates	26
Other liabilities	1,295

Total liabilities	8,848

NET ASSETS	$82,384

Net Assets Consist of:
Undistributed net investment income (loss)	$92
Undistributed net realized gain (loss)	(5,703)
Net unrealized gain (loss)	8,587
Paid-in-capital applicable to 5,421,792 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized	79,408

NET ASSETS	$82,384

NET ASSET VALUE PER SHARE	$15.20

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS

($ 000s)
6 Months
Ended
4/30/05
Investment Income (Loss)
Income
Dividend	$815
Securities lending	15
Total income	830

Expenses
Investment management	274
Shareholder servicing	128
Custody and accounting	78
Prospectus and shareholder reports	21
Registration	14
Legal and audit	13
Directors	3
Proxy and annual meeting	1
Miscellaneous	4
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(39)

Total expenses	497

Net investment income (loss)	333

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	8,184
Foreign currency transactions	(37)

Net realized gain (loss)	8,147

Change in net unrealized gain (loss)
Securities	(4,802)
Other assets and liabilities
denominated in foreign currencies	(3)

Change in net unrealized gain (loss)	(4,805)

Net realized and unrealized gain (loss)	3,342

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$3,675

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($ 000s)
	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$333	$174
Net realized gain (loss)	8,147	6,083
Change in net unrealized gain (loss)	(4,805)	2,611

Increase (decrease) in net assets from operations	3,675	8,868

Distributions to shareholders
Net investment income	(425)	(228)
Net realized gain	–	(57)

Decrease in net assets from distributions	(425)	(285)

Capital share transactions *
Shares sold	9,130	18,711
Distributions reinvested	411	277
Shares redeemed	(7,667)	(25,038)
Redemption fees received	2	–

Increase (decrease) in net assets from capital
share transactions	1,876	(6,050)

Net Assets
Increase (decrease) during period	5,126	2,533
Beginning of period	77,258	74,725

End of period	$82,384	$77,258

(Including undistributed net investment income of
$92 at 4/30/05 and $184 at 10/31/04)

*Share information
Shares sold	585	1,323
Distributions reinvested	26	21
Shares redeemed	(491)	(1,761)

Increase (decrease) in shares outstanding	120	(417)

The accompanying notes are an integral part of these financial statements.

Unaudited	April 30, 2005

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the six months ended April 30, 2005, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $205,000, represents 25% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2005, approximately 13% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2005, the value of loaned securities was $4,891,000; aggregate collateral consisted of $5,079,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $64,510,000 and $62,121,000, respectively, for the six months ended April 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss car-ryforwards. As of October 31, 2004, the fund had $13,850,000 of unused capital loss carryforwards, of which $2,922,000 expire in fiscal 2009, $7,924,000 expire in fiscal 2010, and $3,004,000 expire in fiscal 2011.

At April 30, 2005, the cost of investments for federal income tax purposes was $78,559,000. Net unrealized gain aggregated $8,587,000 at period-end, of which $9,896,000 related to appreciated investments and $1,309,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2005, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation through February 28, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.20% . Through February 29, 2008, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, at April 30, 2005, management fees waived remain subject to repayment by the fund in the following amounts: $277,000 through October 31, 2005, and $121,000 through February 29, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2005, expenses incurred pursuant to these service agreements were $42,000 for Price Associates, $66,000 for T. Rowe Price Services, Inc., and $23,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended April 30, 2005, dividend income from the Reserve Funds totaled $11,000, and the value of shares of the Reserve Funds held at April 30, 2005 and October 31, 2004 was $1,000 and $626,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure, and investment teams of the Manager at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the one-, three-, and five-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. Because the Manager is currently waiving a portion of the fee, the Board was not provided with estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. In this regard, the Board noted that a portion of the advisory fees were being waived. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee (after waivers) and expense ratio were generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded that, in light of a weighting and balancing of all factors considered, it was in the best interests of the fund to approve the continuation of the Contract including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 16, 2005